UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 14, 2006 — November 13, 2006
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Presentation Materials

Item 7.01 Regulation FD Disclosure
     On November 13, 2006, Tronox Incorporated hosted an analyst day and listen only conference call at its Savannah, Ga. pigment manufacturing facility. The meeting included presentations by Tom Adams, chairman and chief executive officer, Marty Rowland, chief operating officer, Steve Wachnowsky, vice president of global pigment operations and Brad Ashton, manager of the company’s Savannah plant. The presentations focused on the company’s operational strategies, including the previously announced Project Cornerstone and a review of the titanium dioxide manufacturing business.
     A replay of the call will be available for seven days at 1-888-286-8010 in the United States or 617-801-6888 outside the United States. The code for the replay will be 29906257. The webcast will be archived for 30 days on the company’s website at www.tronox.com.
     Copies of the presentation materials are attached hereto as exhibit 99.1.         .
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Presentation materials
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	(Roger G. Addison)
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: November 14, 2006